Acquisitions and Dispositions	12 Months Ended
Dec. 31, 2011
Acquisitions and Dispositions Disclosure
Acquisitions and Dispositions

Note 2.       Acquisitions and Dispositions

2011 Acquisitions

       On May 19, 2011, the company entered into an agreement to acquire the Phadia group, a global leader in allergy and autoimmunity diagnostics, headquartered in Sweden. Phadia develops, manufactures and markets complete blood-test systems to support the clinical diagnosis and monitoring of allergy and autoimmune diseases. Phadia has been a pioneer in bringing new allergy diagnostic tests to market and is a global leader for in vitro allergy diagnostics and a European leader in autoimmunity diagnostics. The Specialty Diagnostics segment completed the acquisition in August 2011, for a total purchase price of $3.54 billion, net of cash acquired, including the repayment of $2.14 billion of indebtedness owed by Phadia to the seller and third-party lenders. Phadia's revenues in 2010 totaled €367 million (approximately $525 million based on exchange rates at the time of the acquisition agreement announcement). The purchase price exceeded the fair value of the acquired net assets and, accordingly, $1.82 billion was recorded as goodwill, substantially none of which is tax deductible.

       On December 13, 2010, the company and Dionex Corporation, a leading manufacturer and marketer of chromatography systems, announced that their Boards of Directors unanimously approved a transaction under which Thermo Fisher would acquire all of the outstanding shares of Dionex. Dionex, headquartered in Sunnyvale, California, is a global leader in the manufacturing and marketing of ion and liquid chromatography and sample preparation systems, consumables, and software for chemical analysis. Dionex systems are used worldwide in environmental analysis and by the life sciences, chemical, petrochemical, food and beverage, power generation, and electronics industries. Their expertise in applications and instrumentation helps analytical scientists to evaluate and develop pharmaceuticals, establish environmental regulations, and produce better industrial products. The Analytical Technologies segment completed the acquisition in May 2011, for a total purchase price of $2.03 billion, net of cash acquired. Revenues of Dionex totaled $420 million in its fiscal year ended June 30, 2010. The purchase price exceeded the fair value of the acquired net assets and, accordingly, $1.32 billion was recorded as goodwill, substantially none of which is tax deductible.

       In addition, in 2011, the Laboratory Products and Services segment acquired a U.S.-based manufacturer of clinical and diagnostic assays and platforms for rapid and sensitive protein biomarker analysis; a U.K.-based provider of single-use plastic products serving the microbiology, life sciences and clinical markets and certain operating assets of a Singapore-based distributor of laboratory equipment and consumables. The Specialty Diagnostics segment also acquired a provider of microbiology solutions, including blood culture identification and antibiotic susceptibility testing products with operations in both the U.S. and U.K. The aggregate consideration paid for these acquisitions was $97 million, net of cash acquired. Separately, the company's discontinued operations acquired a manufacturer of laboratory workstations and fume hoods for $8 million.

       The company made contingent purchase price and post closing adjustment payments totaling $35 million in 2011, for acquisitions completed prior to 2011. The contingent purchase price payments were contractually due to the sellers upon achievement of certain performance criteria at the acquired businesses.

2010 Acquisitions

       In February 2010, the Analytical Technologies segment acquired Ahura Scientific, Inc., a U.S.-based provider of handheld spectroscopy instruments that are used worldwide in the identification of chemicals for safety, security and pharmaceutical applications, for $147 million, net of cash acquired, plus up to $25 million of additional contingent consideration based upon the achievement of specified operating results in 2010, of which the company recorded $20 million as the fair value at the acquisition date and an additional $5 million as a charge to selling, general and administrative expense in December 2010. The $25 million was paid in early 2011. The acquisition expands the segment's portfolio of portable analytical devices. Revenues of Ahura Scientific totaled $45 million in 2009. The purchase price exceeded the fair value of the acquired net assets and, accordingly, $110 million was allocated to goodwill, none of which is tax deductible.

       In March 2010, the Analytical Technologies segment acquired Finnzymes, a Finland-based provider of integrated tools for molecular biology analysis, including reagents, instruments, consumables and kits, for $58 million, net of cash acquired. The acquisition expands the company's portfolio of reagents and other consumables for the molecular biology research and diagnostics markets. Finnzymes reported revenues of $20 million in 2009. The purchase price exceeded the fair value of the acquired net assets and, accordingly, $25 million was allocated to goodwill, none of which is tax deductible.

       In July 2010, the Analytical Technologies segment acquired Fermentas International Inc., a manufacturer and global distributor of enzymes, reagents and kits for molecular and cellular biology research, with principal operations in Lithuania, for $260 million, net of cash acquired. The acquisition expands the company's ability to provide complete workflows for genomics research. Fermentas reported revenues of approximately $55 million in 2009. The purchase price exceeded the fair value of the acquired net assets and, accordingly, $117 million was allocated to goodwill, none of which is tax deductible.

       In addition, in 2010, the Analytical Technologies segment acquired a developer of tunable diode-based spectroscopy systems; a provider of liquid chromatography and software solutions for proteomics analysis; a developer and manufacturer of miniature handheld near-infrared analyzers; a developer and manufacturer of low-frequency microwave moisture analyzers; a life sciences custom media developer; a developer and manufacturer of laboratory water purification systems, and an India-based distributor of scientific bulk elemental and other products. The Laboratory Products and Services segment acquired an Australian-based provider of laboratory chemicals, consumables and instruments. The aggregate consideration for these acquisitions was $146 million plus $3 million of contingent consideration, paid primarily in 2011.

       The company made contingent purchase price payments totaling $5 million in 2010, for acquisitions completed prior to 2010.

2009 Acquisitions

       In April 2009, the Laboratory Products and Services segment acquired Biolab, an Australia-based provider of analytical instruments, life science consumables and laboratory equipment, for AUD 180 million (USD $132 million), net of cash acquired. The acquisition broadened the geographic reach of the company's customer channels. Revenue of Biolab totaled AUD 178 million in its fiscal year ended May 2009. The purchase price exceeded the fair value of the acquired net assets and, accordingly, $62 million was allocated to goodwill, none of which is tax deductible.

       In October 2009, the Analytical Technologies segment acquired B.R.A.H.M.S. AG, a leading provider of specialty diagnostic tests, as well as intensive care treatments and prenatal screening, for 331 million euro (approximately $482 million including the assumption of $32 million of debt). The acquisition of B.R.A.H.M.S. increased the breadth of the company's specialty diagnostics portfolio and provided a significant reagent manufacturing center in Europe. B.R.A.H.M.S. reported revenues in 2008 of 75 million euro. The purchase price exceeded the fair value of the acquired net assets and, accordingly, $183 million was allocated to goodwill, none of which is tax deductible.

       In addition, in 2009 the Analytical Technologies segment acquired a culture media manufacturer and distributor in Malaysia and Singapore; the remaining interest in a Mexico-based manufacturer and distributor of bulk weighing products; and a developer of advanced, miniaturized gas chromatography instruments. The Laboratory Products and Services segment acquired a Spain-based distributor of laboratory instrumentation and equipment and a Sweden-based distributor of clinical chemistry analysis instruments. The aggregate consideration for these acquisitions was $38 million.

       The company paid contingent purchase price obligations of $22 million in 2009 for several acquisitions completed prior to 2009.

       The company's acquisitions have historically been made at prices above the fair value of the acquired identifiable assets, resulting in goodwill, due to expectations of the synergies that will be realized by combining the businesses. These synergies include the elimination of redundant facilities, functions and staffing; use of the company's existing commercial infrastructure to expand sales of the acquired businesses' products; and use of the commercial infrastructure of the acquired businesses to cost-effectively expand sales of company products.

       Acquisitions have been accounted for using the purchase method of accounting, and the acquired companies' results have been included in the accompanying financial statements from their respective dates of acquisition. Acquisition transaction costs are recorded in selling, general and administrative expenses. The net assets acquired have been recorded based on estimates of fair value and, for acquisitions completed within the past year, are subject to adjustment upon finalization of the valuation process. The company is not aware of any information that indicates the final valuations will differ materially from the preliminary estimates.

       The components of the purchase price and net assets acquired for 2011 acquisitions are as follows:

(In millions)	Phadia	Dionex	Other	Total

Purchase Price
Cash paid	$3,655.2	$2,140.8	$97.7	$5,893.7
Debt assumed	0.3	3.2	—	3.5
Purchase price payable	—	—	0.4	0.4
Fair value of contingent consideration	—	—	1.4	1.4
Cash acquired	(117.2)	(114.9)	(0.9)	(233.0)

	$3,538.3	$2,029.1	$98.6	$5,666.0

Net Assets Acquired
Current assets	$323.5	$227.8	$25.0	$576.3
Property, plant and equipment	150.2	84.4	29.0	263.6
Intangible assets:
Customer relationships	956.8	495.3	17.6	1,469.7
Product technology	696.3	350.2	20.0	1,066.5
In-process research and development	—	18.3	—	18.3
Tradenames and other	132.6	35.7	3.6	171.9
Goodwill	1,817.3	1,316.9	29.9	3,164.1
Other assets	67.9	4.1	1.1	73.1
Liabilities assumed	(606.3)	(503.6)	(27.6)	(1,137.5)

	$3,538.3	$2,029.1	$98.6	$5,666.0

       The weighted-average amortization periods for intangible assets acquired in 2011 are 14 years for customer relationships, 11 years for product technology and 14 years for tradenames and other. The weighted average amortization period for all intangible assets in the above table is 13 years.

       The components of the purchase price and net assets acquired for 2010 acquisitions, as revised in 2011 for finalization of the valuation process are as follows:

(In millions)	Ahura Scientific	Finnzymes	Fermentas	Other	Total

Purchase Price
Cash paid	$164.0	$59.0	$278.7	$150.6	$652.3
Debt assumed	0.6	—	3.6	1.1	5.3
Fair value of contingent consideration	19.6	—	—	3.9	23.5
Cash acquired	(17.8)	(0.7)	(21.9)	(5.4)	(45.8)

	$166.4	$58.3	$260.4	$150.2	$635.3

Net Assets Acquired
Current assets	$22.3	$6.1	$23.3	$29.4	$81.1
Property, plant and equipment	3.3	3.4	9.6	4.1	20.4
Intangible assets:
Customer relationships	46.1	16.1	67.9	40.6	170.7
Product technology	30.4	18.6	73.5	24.8	147.3
In-process research and development	—	—	—	4.4	4.4
Tradenames and other	0.4	0.1	5.3	4.4	10.2
Goodwill	109.9	24.8	117.2	62.5	314.4
Other assets	0.1	2.0	3.0	9.0	14.1
Liabilities assumed	(46.1)	(12.8)	(39.4)	(29.0)	(127.3)

	$166.4	$58.3	$260.4	$150.2	$635.3

       The weighted-average amortization periods for intangible assets acquired in 2010 are 10 years for customer relationships, 9 years for product technology and 10 years for tradenames and other. The weighted average amortization period for all intangible assets in the above table is 9 years.

       The components of the purchase price and net assets acquired for 2009 acquisitions, as revised in 2010 for finalization of the valuation process are as follows:

(In millions)	Biolab	B.R.A.H.M.S.	Other	Total

Purchase Price
Cash paid	$132.9	$454.1	$35.9	$622.9
Debt assumed	—	32.3	0.9	33.2
Fair value of contingent consideration	—	—	0.6	0.6
Cash acquired	(1.3)	(4.8)	(0.2)	(6.3)
Other	—	—	0.9	0.9

	$131.6	$481.6	$38.1	$651.3

Net Assets Acquired
Current assets	$38.2	$47.4	$6.5	$92.1
Property, plant and equipment	3.3	32.9	0.8	37.0
Intangible assets:
Customer relationships	51.4	203.8	6.7	261.9
Product technology	0.9	135.2	6.9	143.0
Tradenames and other	1.3	9.4	0.2	10.9
Goodwill	62.3	183.4	24.0	269.7
Other assets	—	3.5	—	3.5
Liabilities assumed	(25.8)	(134.0)	(7.0)	(166.8)

	$131.6	$481.6	$38.1	$651.3

       The weighted-average amortization periods for intangible assets acquired in 2009 are 11 years for customer relationships, 9 years for product technology and 8 years for tradenames and other. The weighted average amortization period for all intangible assets in the above table is 11 years.

       Had the acquisitions of Phadia and Dionex been completed as of the beginning of 2010, the company's pro forma results for 2011 and 2010 would have been as follows:

(In millions except per share amounts)	2011	2010

Revenues	$12,111.1	$11,302.2

Income from Continuing Operations	$1,134.1	$805.2

Net Income	$1,440.5	$854.7

Earnings per Share from Continuing Operations:
Basic	$2.98	$2.00
Diluted	$2.95	$1.97

Earnings per Share:
Basic	$3.78	$2.12
Diluted	$3.74	$2.09

       Pro forma results include the following non-recurring pro forma adjustments that were directly attributable to the business combinations:

         Pre-tax reduction in revenue of $13.1 million in 2010 and $1.1 million in 2011, due to the impact of revaluing Dionex deferred revenue obligations to fair value.
         Pre-tax charge to cost of revenues of $89.6 million in 2010, for the sale of Phadia and Dionex inventories revalued at the date of acquisition.
         Pre-tax charge of $21.2 million in 2010, relating to monetizing equity awards held by Dionex employees at the date of acquisition.
         Pre-tax charge of $80.7 million in 2010, for acquisition-related transaction costs incurred by both the company and the acquirees.

       The company's results would not have been materially different from its pro forma results had the company's other 2011 and 2010 acquisitions occurred at the beginning of 2010.

Dispositions

       In May 2011, the company sold a manufacturer of heating equipment for $14 million and recorded a pre-tax loss on the sale of $3 million, included in restructuring and other costs, net. Operating results of the business were not material.

       On April 4, 2011, the company sold, in separate transactions, its Athena Diagnostics business (Athena) for $740 million in cash and its Lancaster Laboratories business (Lancaster) for $180 million in cash and escrowed proceeds of $20 million, due in October 2012. The sale of these businesses resulted in an after-tax gain of approximately $304 million or $0.79 per diluted share. Athena provides diagnostic testing for neurological and other diseases, with an emphasis on gene-based tests. Lancaster is a contract-testing laboratory that provides analytical laboratory services. The results of both businesses have been included in the accompanying financial statements as discontinued operations for all periods presented. Operating results and balance sheet data of these businesses were as follows:

(In millions)	2011	2010	2009

Revenues	$54.3	$226.2	$205.3
Pre-tax Income	9.1	58.9	46.6

			December 31,
			2010

Other Current Assets			$64.8
Other Assets			451.0
Other Accrued Expenses			17.6
Other Long-term Liabilities			58.4

       The company sold four small business units in 2009 and recorded gains aggregating $0.6 million, included in restructuring and other costs, net, in the accompanying statement of income. The net cash proceeds were $4.4 million. Operating results of the businesses were not material.